Prospectus Supplement
John Hancock Funds II
Multimanager Lifestyle Balanced Portfolio (the fund)
Supplement dated December 20, 2024 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)
Effective January 1, 2025, the paragraph below under the heading “Past performance” is amended and restated as follows:
The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based securities market index. Past performance (before and after taxes) does not indicate future results. The Morningstar U.S. Moderate Target Allocation Index and the fund’s custom blended benchmark, the “John Hancock Lifestyle Balanced Index”, show how the fund’s performance compares against the returns of similar investments. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 800-225-5291 (Class A and Class C), Monday to Thursday, 8:00 a.m.—7:00 p.m., and Friday, 8:00 a.m.—6:00 p.m., Eastern time, or 888-972-8696 (Class I, Class R2, Class R4, Class R5, and Class R6) between 8:30 a.m. and 5:00 p.m., Eastern time, on most business days.
Additionally, effective January 1, 2025, the “Average annual total returns” table under the heading “Past performance” is replaced in its entirety with the following:
Average annual total returns (%)—as of 12/31/2023	1 year	5 year	10 year
Class A (before tax)	8.39	6.54	4.85
after tax on distributions	6.93	4.29	2.81
after tax on distributions, with sale	5.55	4.71	3.31
Class C	11.64	6.77	4.58
Class I	13.79	7.85	5.50
Class R2	13.36	7.43	5.23
Class R4	13.64	7.68	5.48
Class R5	13.82	7.90	5.69
Class R6	13.83	7.95	5.75
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)[1]	26.29	15.69	12.03
Morningstar U.S. Moderate Target Allocation Index (reflects no deduction for fees, expenses, or taxes)	16.75	8.84	6.93
John Hancock Lifestyle Balanced Index (reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes on dividends)[2]	14.68	8.19	6.55
1
The fund has designated the S&P 500 Index as its new broad-based securities market index in accordance with the revised definition for such an index.
2
Prior to January 1, 2025, the John Hancock Lifestyle Balanced Index comprised 27.9% of the S&P 500 Index, 10.3% of the MSCI World ex-USA Index, 12.0% of the Russell 2500 Index, 6.8% of the MSCI Emerging Markets Index, 3.0% of the John Hancock Real Asset Blended Index, 3.0% of the ICE BofA U.S. High Yield Index, 3.0% of the JPMorgan EMBI Global Index, 3.0% of the S&P/LSTA Leveraged Loan Index, 21.0% of the Bloomberg U.S. Aggregate Bond Index, 6.0% of the ICE BofA Long U.S. STRIPS Index, and 4.0% of the Bloomberg 1-5 Year TIPS Index. As of January 1, 2025, the John Hancock Lifestyle Balanced Index comprises 31.5% of the S&P 500 Index, 12.3% of the MSCI World ex-USA Index, 8.4% of the Russell 2500 Index, 4.8% of the MSCI Emerging Markets Index, 3.0% of the John Hancock Real Asset Blended Index, 3.0% of the ICE BofA U.S. High Yield Index, 3.0% of the JPMorgan EMBI Global Index, 3.0% of the S&P/LSTA Leveraged Loan Index, 24.0% of the Bloomberg U.S. Aggregate Bond Index, 3.0% of the ICE BofA Long U.S. STRIPS Index, and 4.0% of the Bloomberg 1-5 Year TIPS Index.
You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.
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